Exhibit 10.05

[KANA LETTERHEAD]

September 29, 2005

NightWatch Capital Partners, LP and NightWatch Capital Partners II, LP 3311 North University Avenue, Suite 206 Provo, Utah 84604 Attention: John Nemelka	RHP Master Fund, Ltd. c/o Rock Hill Investor Management, L.P. 3 Bala Plaza – East, Suite 585 Bala Cynwyd, PA 19004 Attention: Wayne Bloch

Re: Amendment to Registration Rights Agreement

Ladies and Gentlemen:

Reference hereby is made to the Registration Rights Agreement dated as of dated June 25, 2005 (the “Registration Rights Agreement”; terms defined in the Registration Rights Agreement and not otherwise defined herein are used herein as therein defined), by and among Kana Software, Inc. (the “Company”) and the Investors named therein (the “Investors”).

In connection with the issuance of securities to the Investors pursuant to the Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”), dated June 25, 2005, by and among the Company and the Investors, the Company and the Investors hereby agree to amend the Registration Rights Agreement so that:

(i) the “Filing Date” shall mean on or prior to the date which is not later than the twentieth (20th) day following the filing of the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005; and

(ii) the “Registration Deadline” shall mean and refer to January 27, 2006.

Except as expressly set forth herein, this letter shall not operate as a waiver or an amendment of any terms, conditions, rights, or privileges of the Investors under the Registration Rights Agreement. Except as expressly set forth herein, all other terms of the Registration Rights Agreement remain in full force and effect.

Please acknowledge your agreement with the foregoing by signing where indicated below and returning an executed counterpart of this letter to the undersigned.

Very truly yours,

KANA SOFTWARE, INC.

By:	/s/ John Thompson
Name:	John Thompson
Title:	Chief Financial Officer

[Signatures Continue on Following Page]

Agreed and Acknowledged:

NIGHTWATCH CAPITAL PARTNERS, LP

By NightWatch Capital Management, LLC, its general partner

By:	/S/ JOHN F. NEMELKA
John F. Nemelka
Managing Principal

Number	of Units Purchased:
Purchase	Price: $
Residency:

NIGHTWATCH CAPITAL PARTNERS II, LP

By NightWatch Capital Management, LLC, its general partner

By:	/S/ JOHN F. NEMELKA
John F. Nemelka
Managing Principal

Number	of Units Purchased:
Purchase	Price: $
Residency:

RHP MASTER FUND, LTD.
By:	Rock Hill Investment Management, L.P.,
its investment manager
By:	RHP General Partner, LLC

By:	/S/ KEITH S. MARLOWE
Keith S. Marlowe
Director

3